First Northwest Bancorp

Investor Presentation

Third Quarter 2024

October 2024

Certain matters discussed in this investor presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the transactions discussed, business environment in which we operate, projections of future performance, perceived opportunities in the market, potential future credit experience, including the ability to collect, the outcome of litigation and statements regarding our mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities; pressures on liquidity, including as a result of withdrawals of deposits or declines in the value of our investment portfolio; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; the risk of inaccuracies in the reporting of our financial condition as a result of the material weakness in our internal controls; and other factors described in the Company's latest Annual Report on Form 10-K, Form 10-Q, and other filings with the Securities and Exchange Commission ("SEC"),which are available on our website at www.ourfirstfed.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that we make in this investor presentation and in the other public statements we make may turn out to be incorrect because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2024 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect the Company's operations and stock price performance.

About First Northwest Bancorp (FNWB)

FNWB

NASDAQ ticker symbol

N°1

Deposit Market Share in Clallam and Jefferson Counties

- Bank holding company for First Fed, a growing community bank with $2.2 billion* in assets
- First Fed is a Washington state-chartered commercial bank, headquartered in Port Angeles where it was founded in 1923
- 12 branches: 6 in Clallam and Jefferson Counties, 2 in Kitsap county, 3 in Whatcom County, 1 in King County
- Full-service bank offering consumer, mortgage, and commercial solutions leveraging both in-person and digital delivery channels in our emerging and legacy markets

* All data as of September 30, 2024, unless otherwise specified

First Fed Executive Team



Matt Deines
President and CEO



Geri Bullard
Chief Financial Officer &
Chief Operating Officer



David Edelstein
Chief Innovation Officer



Kyle Henderson
Chief Credit Officer



Chris Neros
Chief Banking Officer



Chris Riffle
Chief Strategy Officer &
General Counsel

First Northwest Bancorp

Year to date Significant Items

- The Bank's consent order with the FDIC pertaining to compliance matters related to its partnership with Quin Ventures was terminated in the third quarter.
- First Fed Bank balance sheet restructuring, which includes the sale-leaseback, sale of lower-yielding investments as well as the conversion of lower yielding bank-owned life insurance, contributed to an improved year-to-date yield on earning assets by 16 basis points over the prior year end to 5.44%.
- Completed a reduction-in-force impacting 9% of our workface in the third quarter. This action, along with year-to-date headcount management through attrition, is expected to result in a reduction in current levels of compensation expense by approximately $820,000 per quarter starting in the fourth quarter of 2024.
- Year-to-date deposit growth of $34.7 million, or 2.0%, to $1.71 billion, with a $30.0 million shift from savings to money market accounts. Cost of total deposits increased over the prior year end from 1.66% to 2.49%.
- Year-to-date provision for credit losses was $12.8 million as the collectability of a small number of loan relationships continued to deteriorate and additional reserves were taken on purchased loan pools.

Consent Order Lifted

- On November 21, 2023 the Bank entered into a Consent Order with the FDIC related to consumer compliance matters.
- The matters identified in the order primarily pertained to the activities of our former fintech partner, Quin.
- Management and the Board had taken steps to wind down Quin and to improve our compliance management system beginning in Q2 2022.
- Prior to the order being issued, we retained experienced consultants and outside counsel to continue efforts to resolve any compliance gaps previously identified internally and by the FDIC.
- On October 23, 2024 the Consent Order was terminated.

Classified Asset Breakdown

	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Classified Assets				
Condo Project	11,187,088	11,187,088	14,437,175	14,980,895
Townhome Project	8,177,412	8,098,809	-	-
Individual Equipment Loans	5,853,018	262,643	1,080,325	-
Commercial Real Estate Loans	6,228,187	9,133,578	9,267,526	9,282,959
Office Building	6,438,776	-	-	-
SBA Loan - 75% Guaranty	3,384,849	3,458,322	3,530,978	3,601,773
Major Classifieds*	41,269,330	32,140,440	28,316,004	27,865,628
Total Classified	**46,930,000**	**39,778,000**	**36,181,000**	**35,134,000**
Major as of Total Classified	87.94%	80.80%	78.26%	79.31%
All other loans	5,660,670	7,637,560	7,864,996	7,268,372
* Loans over $2.5 Million				

Breakdown of Provisions for ACL and Net Charge-offs

Provision for Loan Losses	**9/30/2024**	**6/30/2024**	**3/31/2024**	**12/31/2023**
Condo Project	-	3,978,279	-	-
Townhome Project	-	-	-	-
Individual Equipment Loans	1,982,831	2,528,863	335,991	-
Commercial Real Estate Loans	-	105,444	105,444	-
Office Building	-	-	-	-
SBA Loan - 75% Guaranty	-	-	-	-
Major Loan Provisions	**1,982,831**	**6,612,586**	**441,435**	**-**
Total Provision for ACL	3,134,000	8,640,000	970,000	1,152,000
Major as a % of Total Provision	63.27%	76.53%	45.51%	0.00%
All other Provisions for the Qtr	1,151,169	2,027,414	528,565	1,152,000

Charge-offs	**9/30/2024**	**6/30/2024**	**3/31/2024**	**12/31/2023**
Condo Project	-	3,978,279	-	-
Townhome Project	-	-	-	-
Individual Equipment Loans	-	2,528,863	-	-
Commercial Real Estate Loans	-	105,444	-	-
Office Building	-	-	-	-
SBA Loan - 75% Guaranty	-	-	-	-
Major Loan Charge-offs	**-**	**6,612,586**	**-**	**-**
Net Charge-offs	450,000	7,255,000	791,000	597,000
Major as % of net Charge-offs	0.00%	91.15%	0.00%	0.00%
All other net Charge-offs	450,000	642,414	791,000	597,000

Strategic Focus

- Small Business Relationship Banking focusing on C&I, Owner Occupied CRE, SBA, Construction and Treasury
- Building Core Deposits and reducing reliance on Brokered and FHLB Funding
- Targeted growth in Home Equity lending with LTVs less than 80%
- Anticipating potential increases to 1-4 Mortgage saleable productions should rates decrease
- Continuing collection and liquidation efforts for previously identified problem loans
- Maintaining strong credit risk management practices
- Reducing and Maintaining operating expenses at a level of 2.4% of average assets for 2025

Execution of Balance Sheet Restructure

The bank took a measured approach over the past four quarters to improve net interest income and reduce balance sheet sensitivity

- Bond Sales (Q4 2023 and Q2 2024)
- Branch Sale Lease Back in Q2 2024
- Restructure of Bank Owned Life Insurance
- Two Fixed to Floating Payment Swaps totaling $150MM
- Sale of VISA B Shares

First Northwest Bancorp

Net Interest Income and Margin

($ in Thousands)



$22,000
$19,500
$17,000
$14,500
$12,000
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
3.88%
3.96%
3.46%
3.25%
2.97%
2.84%
2.76%
2.76%
2.71%
$18,205
$18,931
$16,305
$15,982
$14,950
$14,195
$13,929
$14,234
$14,020
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Net Interest Income
Net Interest Margin

Capital Management

Status of Share Repurchase Program

- The Company has bought back a total of 3,985,342 shares since 2016.
- In April 2024, the Company announced that its Board of Directors has authorized the repurchase of 10% , or 944,279, of authorized and outstanding shares. As of September 30, 2024, the Company had repurchased 98,156 shares of common stock at an average price of $10.19 per share for a total cost of $1.0 million.

Dividend History

- The Company has paid a cash dividend every quarter since the fourth quarter of 2018.



Shares Repurchased
813,400
388,500
623,813
477,837
575,859
349,407
356,343
87,895
312,288
2016
2017
2018
2019
2020
2021
2022
2023
2024



Dividends Paid
$0.05
$0.06
$0.07
$0.07
$0.07
2020 Q3
2021 Q3
2022 Q3
2023 Q3
2024 Q3

First Northwest Bancorp

Performance Metrics

Trailing Twelve Months Net Income (Loss) ($ in Thousands)


$8,742
$14,110
$12,584
$13,510
-$9,325
2020 Q3
2021 Q3
2022 Q3
2023 Q3
2024 Q3

Trailing Twelve Months ROAA (%)


0.65%
0.82%
0.65%
0.65%
-0.43%
2020 Q3
2021 Q3
2022 Q3
2023 Q3
2024 Q3

Trailing Twelve Months Efficiency Ratio (%)


75.14%
76.41%
78.92%
77.93%
86.82%
2020 Q3
2021 Q3
2022 Q3
2023 Q3
2024 Q3

Trailing Twelve Months Net Interest Margin (%)


3.16%
3.44%
3.66%
3.37%
2.74%
2020 Q3
2021 Q3
2022 Q3
2023 Q3
2024 Q3

Source: S&P Global Market Intelligence, Company documents; Financial data as of September 30, 2024

First Northwest Bancorp

Performance Metrics

Trailing Twelve Month Return on Avg. Equity


4.94%
7.48%
8.16%
8.68%
-5.82%
2020 Q3
2021 Q3
2022 Q3
2023 Q3
2024 Q3

Trailing Twelve Month Earnings per Share


$0.93
$1.51
$1.60
$1.53
-$1.06
2020 Q3
2021 Q3
2022 Q3
2023 Q3
2024 Q3

Trailing Twelve Month Historical Book Value per Share


$17.65
$18.68
$17.29
$16.41
$16.99
2020 Q3
2021 Q3
2022 Q3
2023 Q3
2024 Q3

Trailing Twelve Month Historical CE and TCE Ratios *


TTM Equity to total assets
TTM TCE Ratio
12.20% 12.20%
10.60% 10.58%
8.64% 8.54%
7.43% 7.36%
7.22% 7.15%
2020 Q3
2021 Q3
2022 Q3
2023 Q3
2024 Q3

* Non-GAAP reconciliation provided on page 26

Source: S&P Global Market Intelligence, Company documents; Financial data as of September 30, 2024

First Northwest Bancorp

Balance Sheet Growth

($ in Millions)

Total Assets


CAGR[1]: 9.6%
$1,565
$1,845
$2,091
$2,154
$2,255
Q3 2020
Q3 2021
Q3 2022
Q3 2023
Q3 2024

Total Loans and Leases


CAGR[1]: 12.7%
$1,061
$1,345
$1,521
$1,618
$1,714
Q3 2020
Q3 2021
Q3 2022
Q3 2023
Q3 2024

Total Deposits


CAGR[1]: 8.1%
Loans / Deposits
$1,254
$1,523
$1,605
$1,658
$1,712
85%
88%
95%
98%
100%
Q3 2020
Q3 2021
Q3 2022
Q3 2023
Q3 2024

Total Equity


$181
$187
$157
$156
$161
Q3 2020
Q3 2021
Q3 2022
Q3 2023
Q3 2024

[1]CAGR calculated from first period to last period shown in chart

First Northwest Bancorp

Liquidity Overview

($ in thousands)	Three Months Ended 9/30/2024	6/30/2024	Sequential Quarter Change Q3 2024
Brokered deposits	$203,711	$223,711	($20,000)
Public and tribal deposits	139,729	138,439	1,290
Customer accounts	1,368,202	1,346,139	22,063
Total Deposits	**$1,711,641**	**$1,708,289**	**$3,353**
Borrowings	$334,994	$302,575	$32,419
Cash and cash equivalents	$82,722	$83,180	($458)
Securities	$310,860	$306,714	$4,146
Net loans	$1,714,416	$1,677,763	$36,653

Liquidity Ratios as of September 30, 2024	
Loan to Deposit	97.65%
Customer Loan to Deposit	109.86%
Primary Liquidity	15.20%
Total Liquidity	31.07%
Brokered to Total Assets	7.52%
Wholesale to Total Assets	20.84%
Borrowings to Total Assets	13.32%

Liquidity as of September 30, 2024 ($ in thousands)

Total Off-Balance Sheet Liquidity Available	Gross Availability	Utilization	Net Availability
FHLB Lines	$576,876	$350,772	$226,105
Federal Reserve Discount Window	18,676	0	18,676
Wholesale Deposits	336,136	203,711	132,425
Uncommitted Lines of Credit	20,000	5,500	14,500
Total off-balance sheet liquidity	**$951,688**		**$391,706**

Total Available Liquidity	
Total off-balance sheet liquidity (available lines of credit)	$391,706
Cash and cash equivalents, less cash for operations	61,249
Excess bond collateral	267,329
Total available liquidity	**$720,284**

Total Available Liquidity as a percentage of:	
Assets of $2,255,486	32%
Deposits of $1,711,641	42%
Uninsured deposits of $400,957	180%

Securities Portfolio


Corporate Debt 28%
Municipal 27%
Q3 2024
Yield
4.90%
MBS-Corporate 19%
MBS-Agency 26%

Investment Portfolio Characteristics as of September 30, 2024

- Book Value: $341.0 Million
- Market Value: $310.9 Million
- Effective Duration: 3.9 years; 4.9 years as of Q3 2023
- Average Life: 7.4 years; 7.7 years as of Q3 2023
- Portfolio Yield: 4.90%, 4.18% as of Q3 2023
- Non-agency CMBS 18.62% of total portfolio
- 100% available-for-sale securities
- Unrealized Gain/(Loss) on Investments: ($23.7 MM) compared to ($44.2 MM) at Q3 2023

Loan Portfolio Composition


Q3 2024
Yield
5.51%
C&I
9%
Commercial
Real Estate
22%
Other
Consumer
11%
Auto
8%
1-4 Family
23%
Multi-Family
21%
Construction
and Land
Development
6%

Loans by Type ($ in Thousands)	9/30/2024 Balance	% of Total	Change from 9/30/2023	9/30/2023
Commercial Real Estate	$376,878	21.7%	($5,779)	$382,658
1-4 Family	396,171	22.8%	25,937	370,234
Construction and Land Development	96,149	5.5%	(47,762)	143,911
Multi-Family	354,842	20.5%	28,290	326,552
Auto	138,846	8.0%	9,285	129,562
Other Consumer	197,380	11.4%	30,891	166,489
C&I	154,997	8.9%	53,814	101,183
Deferred Fees	19,544	1.1%	5,154	14,390
Total Loans, excluding ACLL	**$1,734,807**	**100.0%**	**$99,829**	**$1,634,978**

- MRQ yield on loans of 5.51% compared to 5.31% from Q3 2023
- During Q3 interest reversals for loans placed on non-accrual totaling $619,000 resulted in a lower yield on loans; without these reversals, the adjusted loan yield would have been 5.65%
- Construction and Land Development comprised of Land 6.17%, 1-4 Family construction 19.24%, and Multi-Family construction 74.59%
- Approximately 73.1% Nonowner Occupied and 26.9% Owner Occupied in Commercial real estate (excluding Multi-Family)
- Total loans 6.11% increase, or $99.8 million, over prior year

Core Deposit Composition


Brokered CDs
12%
Noninterest Checking
15%
Interest Checking
10%
Savings
12%
Money Market
25%
Certificate of Deposit
26%
Q3 2024
Cost of Deposits
2.56%

Deposits by Type ($ in Thousands)	9/30/2024 Balance	% of Total	Change from one year ago
Noninterest Checking	$252,999	14.8%	($16,802)
Interest Checking	167,202	9.8%	(15,158)
Savings	212,763	12.4%	(40,419)
Money Market	433,308	25.3%	60,601
Certificate of Deposit	441,659	25.8%	31,524
Brokered CDs	203,711	11.9%	34,134
Deposits	**$1,711,641**	**100.0%**	**$53,880**
Core Deposits[1]	$1,507,931	88.1%	$19,746

- Cost of total deposits up 9 basis points from Q2 2024 and up 71 basis points from the Q3 2023
- Customer deposits migrated to higher yielding money market accounts and CDs over the past year
- $30.9 million increase in deposits originated through digital channels over the past year

[1]Core deposits is a Non-GAAP financial metric defined as total deposits less brokered CDs

Diversified Deposit Base


Deposits by Type
Business, 22%
Public, 8%
Consumer, 58%
Brokered/Other, 12%

	September 30, 2024
Average consumer account balance	$24 thousand
Average business account balance	$51 thousand
Average customer account balance [1]	$28 thousand
Insured Cash Sweep ("ICS") deposits	$67.5 million
Uninsured deposits as a % of total deposits	23%

1 - Excludes public and brokered deposit balances this is a non-GAAP financial measure.

Bank Level Capital Ratios

Equity/Total Assets, Tangible CE/Tangible Assets *


Equity/Total Assets
TCE/TA
10.24%
10.24%
10.51%
10.45%
8.30%
8.21%
8.11%
8.04%
8.16%
8.10%
2020 Q3
2021 Q3
2022 Q3
2023 Q3
2024 Q3

* Non-GAAP reconciliation provided on page 26

Leverage Ratio (as reported on FFIEC Form 051)


10.53%
10.63%
10.49%
10.12%
9.38%
2020 Q3
2021 Q3
2022 Q3
2023 Q3
2024 Q3

Tier 1 Capital Ratio (as reported on FFIEC Form 051)


14.72%
13.35%
12.58%
13.43%
12.05%
2020 Q3
2021 Q3
2022 Q3
2023 Q3
2024 Q3

Total RBC Ratio (as reported on FFIEC Form 051)


15.97%
14.44%
13.57%
14.38%
13.27%
2020 Q3
2021 Q3
2022 Q3
2023 Q3
2024 Q3

First Northwest Bancorp

Consolidated Historical Balance Sheet

	For the Quarter Ending				
	2023Q3	2023Q4	2024Q1	2024Q2	2024Q3
Assets ($000)					
Cash and Cash Equivalents	83,886	123,169	77,346	83,180	82,722
Investments	309,324	295,623	325,956	306,714	310,860
Federal Home Loan Bank (FHLB) Stock, at Cost	12,621	13,664	15,876	13,086	14,435
Total Cash & Securities	**405,831**	**432,456**	**419,177**	**402,979**	**408,017**
Gross Loans before ACLL	1,634,978	1,660,028	1,711,442	1,698,124	1,734,807
Derivative Basis Adjustment			(711)	(1,017)	1,579
Allowance for Credit Losses on Loans	(16,945)	(17,510)	(17,958)	(19,343)	(21,970)
Loans Held for Sale	689	753	988	1,086	378
Loans Receivable, Net incl. LHFS	**1,618,722**	**1,643,271**	**1,693,762**	**1,678,849**	**1,714,794**
Sold Loan Servicing Rights, net	3,729	3,793	3,820	3,740	3,584
Premises and Equipment, net	17,954	18,049	17,779	10,714	10,436
Bank-Owned Life Insurance	40,318	40,578	34,681	41,113	41,429
Other Assets	66,990	63,651	70,801	78,566	77,226
Total Assets	**2,153,545**	**2,201,797**	**2,240,020**	**2,215,962**	**2,255,486**
Liabilities ($000)					
Noninterest Bearing	269,801	252,083	252,761	276,544	252,999
Interest Bearing	1,387,961	1,424,808	1,413,863	1,431,745	1,458,643
Total Deposits	**1,657,762**	**1,676,892**	**1,666,624**	**1,708,289**	**1,711,641**
FHLB Borrowings	261,000	281,500	332,000	263,100	295,500
Subordinated Debt	39,416	39,436	39,455	39,475	39,494
Other Liabilities	39,302	40,630	41,435	46,218	48,061
Total Liabilities	**1,997,480**	**2,038,457**	**2,079,514**	**2,057,081**	**2,094,697**
Equity ($000)					
Total Equity	**156,065**	**163,340**	**160,506**	**158,881**	**160,789**
Total Liabilities and Equity	**2,153,545**	**2,201,797**	**2,240,020**	**2,215,962**	**2,255,486**

First Northwest Bancorp

Consolidated Historical Income Statement

	For the Quarter Ending				
	2023Q3	2023Q4	2024Q1	2024Q2	2024Q3
Income ($000)					
Interest and Fees on Loans Receivable	21,728	22,083	22,767	23,733	23,536
Interest on Investment Securities	3,368	3,392	3,633	3,948	3,787
Other Interest Income	738	833	927	929	884
Interest Income	**25,834**	**26,309**	**27,326**	**28,610**	**28,207**
Interest Expense	10,884	12,115	13,398	14,376	14,186
Net Interest Income	**14,950**	**14,195**	**13,929**	**14,234**	**14,020**
Provision for Credit Losses	**371**	**1,152**	**970**	**8,739**	**3,134**
Loan and Deposit Fees	1,067	1,068	1,102	1,077	1,059
Loan Servicing Fees, Net of Amortization	98	276	219	74	10
Net Gain on Sales of Loans	171	33	52	150	57
Gain on Sale of Securities		(5,397)	-	(2,117)	
Bank-Owned Life Insurance, Net	252	259	243	293	316
Other Income	1,187	831	572	7,871	337
Non-Interest Income	**2,904**	**(2,930)**	**2,188**	**7,347**	**1,779**
Compensation and Benefits	7,795	7,397	8,128	8,587	8,583
Other	6,580	9,592	6,175	7,022	7,266
Non-Interest Expense	**14,375**	**16,990**	**14,303**	**15,609**	**15,848**
Net Income before Taxes	**3,107**	**(6,876)**	**843**	**(2,767)**	**(3,183)**
Provision for Income Taxes	604	(1,355)	447	(547)	(1,203)
Net Income (Loss) Attributable to Parent	**2,504**	**(5,522)**	**396**	**(2,220)**	**(1,980)**
Net Income (Loss)	**2,504**	**(5,522)**	**396**	**(2,220)**	**(1,980)**

Market Footprint

18 locations in 6 counties:

- 7 in Clallam: Headquarters with ITM, 5 branches, 1 business center with ITM
- 1 Jefferson branch
- 2 Kitsap branches
- 3 in King: 1 branch, 2 business centers
- 1 Snohomish business center
- 4 in Whatcom: 3 branches, 1 business center


Headquarters
Branches
Business Centers

First Northwest Bancorp

Leading Deposit Market Share

Clallam County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	**First Northwest Bancorp (WA)**	**8**	**1,196**	**42.0**
2	Sound Financial Bancorp Inc. (WA)	3	466	16.4
3	JPMorgan Chase & Co. (NY)	2	257	9.0
4	FS Bancorp Inc. (WA)	2	237	8.3
5	U.S. Bancorp (MN)	2	162	5.7
6	Wells Fargo & Co. (CA)	1	149	5.2
7	Columbia Banking System, Inc. (WA)	2	131	4.6
8	KeyCorp (OH)	2	107	3.8
9	Olympic Bancorp Inc. (WA)	2	93	3.3
10	Washington Federal Inc. (WA)	1	50	1.8
	Total For Institutions In Market	25	2,849	

Kitsap County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Bank of America Corporation (NC)	5	1,065	25.2
2	Olympic Bancorp Inc. (WA)	10	866	20.5
3	JPMorgan Chase & Co. (NY)	5	761	18.0
4	Wells Fargo & Co. (CA)	4	384	9.1
5	Columbia Banking System Inc. (WA)	4	274	6.5
6	U.S. Bancorp (MN)	3	188	4.4
7	KeyCorp (OH)	4	173	4.1
8	Liberty Northwest Bncp Inc (WA)	1	147	3.5
9	**First Northwest Bancorp (WA)**	**2**	**106**	**2.5**
10	Washington Federal Inc. (WA)	3	80	1.9
	Total For Institutions In Market	45	4,234	

Whatcom County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Peoples Bancorp (WA)	9	1,238	24.4
2	Bank of America Corporation (NC)	2	583	11.5
3	JPMorgan Chase & Co. (NY)	4	532	10.5
4	U.S. Bancorp (MN)	5	507	10.0
5	Banner Corp. (WA)	5	457	9.0
6	Washington Federal Inc. (WA)	5	423	8.3
7	Wells Fargo & Co. (CA)	2	350	6.9
8	KeyCorp (OH)	4	220	4.3
9	Columbia Banking System, Inc. (WA)	4	194	3.8
10	Pacific Financial Corp. (WA)	2	185	3.6
11	Heritage Financial Corp. (WA)	3	173	3.4
12	**First Northwest Bancorp (WA)**	**3**	**170**	**3.3**
	Total For Institutions In Market	49	5,078	

Jefferson County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	FS Bancorp Inc. (WA)	2	207	23.7
2	**First Northwest Bancorp (WA)**	**1**	**185**	**21.2**
3	Olympic Bancorp Inc. (WA)	2	164	18.8
4	JPMorgan Chase & Co. (NY)	1	117	13.4
5	U.S. Bancorp (MN)	2	78	8.9
6	Wells Fargo & Co. (CA)	1	71	8.1
7	Sound Financial Bancorp Inc. (WA)	1	51	5.8
	Total For Institutions In Market	10	872	

Source: FDIC; Deposit data as of June 30, 2024

Non-GAAP Reconciliations

This presentation contains financial measures that are not in conformity with generally accepted accounting principles in the United States of America ("GAAP"). Non-GAAP measures are presented where management believes the information will help investors understand the Company's results of operations or financial position and assess trends. Where non-GAAP financial measures are used, the comparable GAAP financial measure is also provided. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, and are not necessarily comparable to non-GAAP performance measures that may be presented by other companies. Other banking companies may use names similar to those the Company uses for the non-GAAP financial measures the Company discloses, but may calculate them differently. Investors should understand how the Company and other companies each calculate their non-GAAP financial measures when making comparisons. Reconciliations of the GAAP and non-GAAP measures are presented below.

Consolidated Trailing Twelve Month Historical CE and TCE Ratios

	September 30, 2020	September 30, 2021	September 30, 2022	September 30, 2023	September 30, 2024
			(Dollars in thousands)		
TTM average shareholders' equity	$ 175,247	$ 186,129	$ 172,502	$ 158,560	$ 160,879
Less: TTM average goodwill and other intangible assets	-	296	1,178	1,088	1,085
TTM average disallowed non-mortgage loan servicing rights	8	140	847	671	494
TTM average tangible common equity	$ 175,238	$ 185,693	$ 170,477	$ 156,802	$ 159,300
TTM average total assets	$ 1,436,951	$ 1,755,792	$ 1,997,109	$ 2,132,647	$ 2,228,316
Less: TTM average goodwill and other intangible assets	-	296	1,178	1,088	1,085
TTM average disallowed non-mortgage loan	8	140	847	671	494
TTM average tangible assets	$ 1,436,943	$ 1,755,356	$ 1,995,083	$ 2,130,888	$ 2,226,738
GAAP Ratios:					
TTM average shareholders' equity to TTM average total assets	12.20%	10.60%	8.64%	7.43%	7.22%
Non-GAAP Ratios:					
TTM average tangible common equity to TTM average tangible assets	12.20%	10.58%	8.54%	7.36%	7.15%

Bank Equity/Total Assets and Tangible CE/Tangible Assets

	September 30, 2020	September 30, 2021	September 30, 2022	September 30, 2023	September 30, 2024
			(Dollars in thousands)		
Total shareholders' equity	$ 159,468	$ 193,740	$ 171,684	$ 172,959	$ 182,950
Less: Goodwill and other intangible assets	-	1,186	1,173	1,087	1,083
Disallowed non-mortgage loan servicing rights	1	556	814	609	489
Total tangible common equity	$ 159,467	$ 191,998	$ 169,697	$ 171,263	$ 181,377
Total assets	$ 1,556,683	$ 1,843,450	$ 2,069,063	$ 2,132,037	$ 2,240,904
Less: Goodwill and other intangible assets	-	1,186	1,173	1,087	1,083
Disallowed non-mortgage loan servicing rights	1	556	814	609	489
Total tangible assets	$ 1,556,682	$ 1,841,708	$ 2,067,076	$ 2,130,342	$ 2,239,332
GAAP Ratios:					
Equity to total assets	10.24%	10.51%	8.30%	8.11%	8.16%
Non-GAAP Ratios:					
Tangible common equity to tangible assets	10.24%	10.45%	8.21%	8.04%	8.10%

To improve the lives of those we serve.

Mission Statement

First Northwest Bancorp

First Fed

Thank You!

Contact

Matt Deines
President and CEO
matt.deines@ourfirstfed.com

Geri Bullard
EVP | CFO and COO
geri.bullard@ourfirstfed.com